POWER OF ATTORNEY
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         KNOW  ALL MEN BY  THESE  PRESENT,  that  the  undersigned  director  of
MEDIWARE Information Systems, Inc. (the "Company") constitutes and appoints Lawrence Auriana and Les Dace, and each of them, singly or jointly, with full power of substitution, to act for him in any and all capacities, including director, principal executive officer, as principal financial officer and/or controller or principal accounting officer of the Company to sign on his behalf any and all Reports on Form 10-K, including Form 10-KSB, and any amendments or supplements thereto of the Company, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or their substitute or substitutes may do or cause to be done by virtue hereof.

                                             Dated: October 10, 1997

                                                        /s/ Les N. Dace
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                                                          (Les N. Dace)

                                                       /s/ George J. Barry
                                            ------------------------------------
                                                       (George J. Barry)

                                                     /s/ Lawrence Auriana
                                            ------------------------------------
                                                       (Lawrence Auriana)

                                                     /s/ Jonathan Churchill
                                            ------------------------------------
                                                       (Jonathan Churchill)

                                                     /s/ Roger Clark
                                            ------------------------------------
                                                       (Roger Clark)


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                                                      (Joseph Delario)

                                                    /s/ John C. Frieberg
                                            ------------------------------------
                                                      (John C. Frieberg)


                                            ------------------------------------
                                                       (Walter Kowsh, Jr.)


                                            ------------------------------------
                                                       (Hans Utsch)

                                                  /s/ Clinton G. Weinman
                                            ------------------------------------
                                                      (Clinton G. Weinman)